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                                                                     Exhibit 24

                              VARLEN CORPORATION

                               Power of Attorney
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors of Varlen Corporation (the "Company") does hereby irrevocably constitute and appoint Richard A. Nunemaker, his attorney-in-fact and agent to sign and execute in his name and on his behalf, in any and all capacities in which he may be required to sign, an Annual Report of the Company on Form 10-K under the Securities and Exchange Act of 1934 for the fiscal year ended January 31, 1999, to be filed with the Securities and Exchange Commission, and any amendments, revisions or supplements thereto, including any exhibits, schedules and documents in connection therewith and any other instruments necessary or incidental thereto, all as fully and to the same effect as he might or could do in person if present and acting, and does hereby ratify and confirm all that his attorney-in-fact shall do or cause to be done incident to or in connection with the foregoing or by virtue of the foregoing.

     IN WITNESS WHEREOF, each of the undersigned has duly executed this Power of Attorney this 6th day of April 1999.


/s/ Ernest H. Lorch                              /s/ L. William Miles
------------------------------                   ------------------------------
Ernest H. Lorch,                                 L. William Miles,
Senior Chairman of the Board and                 Director
Director



/s/ Greg A. Rosenbaum                            /s/ Joseph J. Ross
------------------------------                   ------------------------------
Greg A. Rosenbaum,                               Joseph J. Ross,
Director                                         Director



/s/ Theodore A. Ruppert                          /s/ Richard L. Wellek
------------------------------                   ------------------------------
Theodore A. Ruppert,                             Richard L. Wellek,
Director                                         Chairman of the Board and
                                                 Director